UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 25, 2003.


OLYMPIC RESOURCES LTD.
(Exact name of registrant as specified in its chapter)


Wyoming
(State or other
jurisdiction
of incorporation
0-30598
(Commission
File Number)
N/A
(IRS Employer
Identification
No.)

525 - 999 W. Hastings Street, Vancouver,
B.C., Canada
(Address of principal executive offices)
V6C 2W2
(Zip Code)





Registrant's telephone number, including area code   (604) 689-1810


N/A
(Former name or former address, if changed since last report)





Items 1 through 4, 6 and 8 not applicable.

ITEM 5.  OTHER EVENTS

Potential Plan of Agreement or Merger with Whittier Energy Company

	The Board of Directors of Olympic Resources Ltd., a Wyoming corporation (the "Company"), approved the execution of a letter of intent, dated April 25, 2003 (the "Letter of Intent") among the Company and Whittier Energy Company, a Nevada corporation ("Whittier"). It is anticipated that, subject to the approval of shareholders, if required, and certain other conditions set forth in the Letter of Intent and any subsequent definitive agreements, Whittier and the Company will merge, resulting in the direct or indirect exchange of all of the outstanding equity securities of Whittier for certain outstanding equity securities of the Company. The Letter of Intent proposes an exchange ratio of 666 shares of common stock of the Company for every one share of common stock of Whittier. In addition, both Whittier and the Company in the Letter of Intent agree that the exercise of stock options, warrants to purchase securities or similar purchase rights outstanding with respect to the Company on the date execution of the Letter of Intent and which have been previously and specifically disclosed by the Company to Whittier in writing shall not be included in the determination of the exchange ratio. Based upon the parameters of the Letter of Intent and giving effect to consideration for such outstanding derivative securities of the Company, the Company and Whittier contemplate that the Company's equity will be owned approximately 81.5% by the former equity owners of Whittier following consummation of the transactions contemplated by the Letter of Intent. The closing of the proposed transactions contemplated in the Letter of Intent shall occur as soon as practicable, but in any event, on or before the 30th day of July, 2003.

The definitive agreements to be entered into as proposed by the transactions contemplated in the Letter of Intent shall also include the following terms:

(1)	subsequent to closing of the contemplated transactions, the Board of
Directors of the Company shall be composed of five (5) members nominated by Whittier, as well as Daryl Pollock and John Pierce (who are both currently directors of the Company), the latter two for a term of not less than six months;

(2)	the Company will establish its corporate headquarters in Houston, Texas and will maintain an office in Vancouver, British Columbia for a period of not less than six months;

(3)	the name of the Company shall be changed to "Whittier Energy
Corporation" or such other name as may be selected by the Board of Directors of the Company subsequent to closing; and

(4)	each of Whittier and the Company shall agree to indemnify the other against any loss, damage, expense, judgment or payment (including expenses of investigation, attorney's fees and litigation expenses) resulting from the inaccuracy of any representation or warranty made by such corporation in the definitive agreements and such indemnity may be accompanied by an escrow of not more than ten percent of the shares contemplated to be issued in the transactions under the definitive agreements.

Furthermore, in accordance with the proposed transactions contemplated in the Letter of Intent and to be contained in the definitive agreements to enable the Company (if it so chooses) to obtain directly the benefits of the business of Whittier, Whittier agrees to conduct the proper and efficient transfer or assignment to the Company (or a subsidiary thereof) of all material contracts, permits, licenses, and the like, as shall be in the best interests of the Company.

	Whittier is an independent energy company involved in oil and gas reserve acquisitions together with exploration and development drilling. Whittier has focused its acquisition and exploration efforts in Texas and Louisiana.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
AND EXHIBITS

(a)	Financial Statements of Business Acquired

Not applicable.

(b)	Pro Forma Financial Information

Not applicable.

(c)	Exhibits

10.	Letter of Intent among Olympic Resources Ltd. and Whittier
Energy Company, dated April 25, 2003.




SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

							OLYMPIC RESOURCES LTD.


Date: May 12, 2003					Per:	/s/ Daryl Pollock

							Name:	Daryl Pollock
							Title:	President and CEO

Date: May 12, 2003					Per:	/s/ Bev Funston

							Name:	Bev Funston
							Title:	Secretary








EXHIBIT INDEX


Number
Exhibit
Sequential
Page
Number
10
Letter of Intent among
Olympic Resources Ltd. and
Whittier Energy Company,
dated April 25, 2003.
6



LETTER OF INTENT
	April 25, 2003


	This LETTER OF INTENT, dated the 25th day of April, 2003, sets forth the joint intention of Whittier Energy Company, a Nevada corporation ("Whittier"), and Olympic Resources Ltd., a Wyoming corporation
("Olympic"), to effect a business combination wherein all the outstanding equity securities of Whittier shall be exchanged, directly or indirectly, for outstanding equity securities of Olympic.

I.  Nonbinding Provisions.

	The following numbered paragraphs reflect the understanding of Whittier and Olympic as to the matters described therein, but are not intended to constitute a complete statement thereof, or a legally binding or enforceable agreement or commitment on the part of either Whittier or Olympic with respect to the matters described therein.

	1.	Form of Transaction.

		(a)	Whittier and Olympic (or, if appropriate, its
wholly owned subsidiary) shall enter into a Plan and Agreement of Merger (or other appropriate documentation) contemplating that, subject to the approval of shareholders, if required, and other conditions hereinafter set forth, Whittier and Olympic (or a subsidiary thereof) will merge, resulting in the direct or indirect exchange of all of the outstanding equity securities of Whittier for certain outstanding equity securities of Olympic. To enable Olympic (if it so chooses) to obtain directly the benefits of the business of Whittier, such agreement shall provide for Whittier to conduct the proper and efficient transfer or assignment to Olympic (or a subsidiary thereof) of all material contracts, permits, licenses, and the like, as shall be in the best interests of such corporation.

		(b)	The business combination shall be structured such
that upon the consummation thereof the former shareholders of Whittier will receive shares of common stock of Olympic in exchange for shares of common stock of Whittier. The above structure is based upon the assumptions that as of such effective date there are no more than 100,000 issued and outstanding shares of Whittier common stock and 15,119,378 issued and outstanding shares of the common stock of Olympic. Based upon these assumptions, the initial proposed exchange ratio would be 666 shares of Olympic for every one share of Whittier. It is agreed by both Olympic and Whittier that the exercise of stock options, warrants to purchase securities or similar purchase rights outstanding with respect to Olympic on the date hereof and which have been previously and specifically disclosed by Olympic to Whittier in writing shall not be included in the determination of this exchange ratio. Based upon the foregoing parameters and giving effect to consideration for such outstanding Olympic derivative securities, the parties contemplate that the equity of Olympic will be owned approximately 81.5% by the former equity owners of Whittier following consummation of the transactions contemplated herein.

		(d)	The closing (the "Closing") of the proposed
transactions shall occur as soon as practicable but in any event on or before the 30th day of July 2003.

	2.	Definitive Agreements.  The terms, conditions and
provisions governing the proposed transactions will be contained in definitive agreements, which will be prepared and executed in form and substance satisfactory to Whittier and Olympic and their respective legal counsel.

		(a) 	Representations and Warranties.  The definitive
agreements shall contain usual and customary representations and warranties by each of Whittier and Olympic or, if applicable, its designated subsidiary, about each such corporation, including but not limited to:

			(i)	due incorporation and good standing;
			(ii)	due authorization of the transactions and
agreements relating thereto;
 			(iii)	authorization and effectiveness of the mergers;
			(iv)	title of each such corporation to its assets;
			(v)	correctness of financial statements;
			(vi)	condition of properties, equipment and other
material assets;
			(vii)	absence of undisclosed or contingent
liabilities (including but not limited to, liabilities
arising from environmental matters);
			(viii)	absence of any material adverse change
since the date of its most recent financial
statements in the financial condition, results or
prospects of such corporation;
(ix)	absence of tax liabilities other than on a current basis;
(x)	absence of any threatened or pending litigation; and
			(xi)	continuing validity of contracts, licenses and
permits.

		(b)	Conditions to Closing.  The definitive agreements
shall contain as conditions precedent to the closing of the described transactions, the following matters:

			(i)	Each of Whittier and Olympic shall complete due
diligence to the satisfaction of each such corporation and its counsel, as to the assets, liabilities, contracts, and financial condition and prospects of each other entity.

			(ii)	Whittier and Olympic shall each have received a
favorable opinion of counsel, in form and substance reasonably satisfactory to it, to the effect that the transactions contemplated herein will constitute a reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended, or will otherwise be tax-free to the shareholders of such corporations;

			(iii)	Olympic shall have received an opinion of
independent investment bankers selected by it to the effect that the proposed transaction in its final form is fair, from a financial point of view, to Olympic and its current shareholders;

			(iv)	The obligations of Whittier and Olympic (or its
designated subsidiary) to close the definitive agreements and the transactions contemplated herein and therein shall be subject to customary closing conditions including but not limited to those matters enumerated in paragraph 2 hereof, as well as the receipt of all necessary consents of governmental authorities or third parties necessary for the consummation of such; compliance with all covenants and agreements contained in the definitive agreements; and receipt of satisfactory and customary legal opinions, closing certificates and other documentation; and

		(c)	Other Terms and Provisions.  The definitive
agreements shall also contain the following terms and provisions:

			(i)	Subsequent to the Closing of the contemplated
transactions, the Board of Directors of Olympic shall be composed of five
(5) members nominated by Whittier, as well as Daryl Pollock and John
Pierce, the latter two for a term of not less than six months. The newly constituted Board of Directors of Olympic shall elect an executive committee from among its members.

			(ii)	Olympic will establish its corporate headquarters
in Houston, Texas and will maintain an office in Vancouver, British
Columbia for a period of not less than six months.

			(iii)	To the extent available, the parties contemplate
that the name of Olympic shall be "Whittier Energy Corporation" (which name is recognized by the parties to be the exclusive property of Whittier prior to the Closing) or such other name as may be selected by the Board of Directors of Olympic subsequent to the Closing.

			(iv)	Each of Whittier and Olympic shall agree to
indemnify the other against any loss, damage, expense, judgment or payment (including expenses of investigation, attorneys' fees and litigation expenses) resulting from the inaccuracy of any representation or warranty made by such corporation in the definitive agreements and such indemnity may be accompanied by an escrow of not more than ten percent of the shares contemplated herein to be issued.

	3.	Proxies and Registration Statement.  Promptly following
execution of this Letter of Intent, Whittier and Olympic will begin preparation of any required proxy and registration statements under Federal and state securities laws and all appropriate filings under state securities laws as may be necessary to consummate the proposed transaction.

II.  Binding Provisions.

	 Upon execution of counterparts of this Letter of Intent by Whittier and Olympic, the following lettered paragraphs will constitute the legally binding and enforceable agreement of Whittier and Olympic (in recognition of the significant costs to be borne by Whittier and Olympic in pursuing this transaction and further in consideration of their mutual undertakings as to the matters described therein).

		A.	Access.  Subject to the terms set forth in
paragraph I below respecting confidentiality and certain other matters, each of Whittier and Olympic will afford the employees, auditors, legal counsel, and other authorized representatives of the other all reasonable opportunity and access during normal business hours to inspect, investigate, and audit the assets, liabilities, contracts, operations, and business of such corporation before Closing. Each of Whittier and Olympic will conduct this inspection, investigation and audit in a reasonable manner during regular business hours of the respective corporation.

		B.	Consents.  Each of Whittier and Olympic will
cooperate with one another and proceed, as promptly as is reasonably practicable to seek to obtain all necessary consents and approvals from lenders and landlords, and to endeavor to comply with all other legal or contractual requirements for or preconditions to the execution and consummation of the definitive agreements.

		C.	Best Efforts.  Each of Whittier and Olympic will
negotiate in good faith and use its best efforts to arrive at mutually acceptable definitive agreements for approval, execution, and delivery on the earliest reasonably practicable date. Each of Whittier and Olympic will pursue its due diligence investigation of the business, financial condition and prospects of the other party in good faith and with reasonable dispatch. Each party hereto will also use its best efforts (subject to all the terms and conditions hereof and the definitive agreements) to effect the Closing and to proceed with the transactions contemplated in the definitive agreements as promptly as is reasonably practicable.

		D.	Exclusive Dealing.  During the pendency of
negotiations between Whittier and Olympic, each of Whittier and Olympic will not, directly or indirectly, through any officer, director, agent, or otherwise, (i) solicit, initiate, or negotiate with, directly or indirectly, or encourage submission of inquiries, proposals, or offers from, any third party relating to the disposition of the assets, business or any securities of such corporation, or any part thereof (other than transactions in the ordinary course or transactions which have been initiated by a party prior to the date hereof, which in either case will not make inadvisable or impracticable the consummation of the transactions contemplated herein) or (ii) subject to fiduciary obligations under applicable law as advised in writing by counsel, participate in any discussions or negotiations regarding, or furnish to any person any information with respect to, the disposition of the assets, business or any securities of such corporation or any part thereof (except as contemplated in clause (i) above), and neither Whittier nor Olympic will unilaterally terminate these negotiations without cause unless, despite the best efforts of the parties: (x) the transactions contemplated shall not have been approved by the boards of directors of both Whittier and Olympic by June 6, 2003; (y) the Closing shall not have occurred on or before the later of July 30, 2003; or (z) a material change or event (exclusive of a competing offer) not heretofore known or disclosed to both parties hereto shall have occurred that would make proceeding with such execution and approval of the definitive agreements or such Closing illegal, invalid, or contrary to the fiduciary duties of the board of directors of Whittier and Olympic. Each of Whittier and Olympic agrees to immediately disclose to the other the receipt of any offer of a third party for the sale or other disposition of such corporation.

		E.	Transactions in the Ordinary Course.    During the
pendency of negotiations between Whittier and Olympic, each of Whittier and Olympic will not make or agree to make any purchase, sale or other similar transaction of assets, securities or otherwise in an amount in any transaction, greater than $25,000 without the consent of the other party hereto, which consent shall not be unreasonably withheld; except in any such case, for any such transactions which are in the ordinary course and scope of the business of such party.


		F.	Breakup Fee.   In the event a party hereto (i) fails
to negotiate in good faith, (ii) fails to use its best efforts to arrive at mutually acceptable definitive agreements in accordance with the provisions hereof (except any such failure which results from the failure of the board of directors or shareholders of such party to approve the proposed transactions) or (iii) terminates the negotiations contemplated herein without "good cause" as set forth herein, the parties hereto agree that such noncomplying party (x) shall reimburse the other complying party, within
15 business days after written demand, for such party's out-of-pocket expenses and fees (including, without limitation, fees and expenses of legal counsel, accountants, financial and other advisors) and (y) shall pay to the complying party, within 15 business days after written demand, the amount of $30,000; provided, however, that the total of such reimbursement
(including such $30,000) payable pursuant to this Paragraph F shall not exceed in the aggregate $50,000 (not inclusive of such expenses and fees which such noncomplying party is obligated to pay pursuant to Paragraph
G hereof). For purposes of this Paragraph F, the term "good cause" shall include, without limitation, the good faith decision by the Board of
Directors of either Whittier or Olympic, in the exercise of their fiduciary duty, that a combination of Whittier and Olympic on the terms contemplated herein, would not at such time be in the best interests of the
corporation to whom they owe such fiduciary duty.   All amounts shall be
paid in immediately available funds. The parties agree that it is impossible to determine with any reasonable accuracy the amount of prospective damages resulting from a breach of this Letter of Intent and agree that the damages set forth above are reasonable, and not a penalty, based upon the facts and circumstances of the parties at the time of entering into this Letter of Intent and with due regard to future expectations.

		G.	Costs.  Except as contemplated in F above,
Whittier and Olympic will each be solely responsible for and bear all of its own respective expenses, including, without limitation, expenses of legal counsel, accountants, financial and other advisors, incurred at any time in connection with pursuing or consummating the definitive agreements and the transactions contemplated herein. Except as noted above and expressly agreed to in writing by the party to be charged, neither Whittier nor Olympic shall be obligated or otherwise liable in respect of any commission, broker's fee, finder's fee or other similar fee or expense with respect to the transactions contemplated herein; provided, that both parties recognize the existence of the consulting agreement with C.K. Cooper and agree that any amounts owing thereunder shall be paid by the resulting entity following consummation of the transactions contemplated herein.

		H.	Public Disclosure.  Before the Closing, neither
Whittier nor Olympic shall make any public release of information regarding the matters contemplated herein except (i) that press releases in agreed form shall be issued by Whittier and Olympic as promptly as is practicable after the execution of this letter, (ii) that Whittier and Olympic may each continue such communications with employees, customers, suppliers, franchisees, lenders, lessors, shareholders, and other particular groups as may be legally required or necessary or appropriate and not inconsistent with the best interests of the other party or the prompt consummation of the transactions contemplated by this letter, and (iii) as required by law.

		I.	Confidentiality.  Each of Whittier and Olympic
agrees to treat all information (including but not limited to any information identified as "confidential" in writing and any such information which by its content or from the manner in which it is provided could reasonably be deemed to be confidential) concerning the other furnished, or to be furnished, by or on behalf of the other in accordance with the provisions of this paragraph (collectively, the "Information"), and to take, or abstain from taking, other actions set forth herein. The Information will be used solely for the purpose of evaluating the proposed transactions, and will be kept confidential by each corporation and its officers, directors, employees, representatives, agents, and advisors; provided that (i) any of such Information may be disclosed by either corporation to its officers, directors, employees, representatives, agents, and advisors who need to know such information for the purpose of evaluating the proposed transactions, (ii) any disclosure of such information may be made to which each corporation consents in writing, (iii) such information may be disclosed if so required by law and (iv) such obligation of confidentiality shall expire upon such confidential information becoming public by means other than a breach of this paragraph I. If the proposed transactions are not consummated, each of Whittier and Olympic will promptly return all documents, contracts, records, or properties to the other. The provisions of this paragraph I shall survive the termination of this letter.

		J.	Termination Date.  Except with respect to the
provisions of paragraph I, either party hereto may terminate this letter and thereafter this letter shall have no force and effect and the parties shall have no further obligations hereunder if, despite the best efforts of the parties, the definitive agreements are not signed on or before June 6, 2003, or if the transactions contemplated herein are not closed by July
30, 2003, if such terminating party is not in breach of any of the binding provisions hereof.

		K.	Notices.   All notices, requests, demands or other
communications hereunder shall be in writing and shall be deemed to be duly given (i) on the date of delivery if hand delivered or sent via facsimile or (ii) three days thereafter if sent by first class mail registered or certified mail (return receipt requested), postage prepaid, as follows (unless subsequently changed by written notice):

	If to Whittier Energy Company:
	7770 El Camino Road
	Carlsbad, CA 92009

	Attn: Bryce Rhodes, Vice President,

	with a copy to:

	Whittier Energy Company
	1600 Huntington Drive
	South Pasadena, CA 91030

	Attn:  Steve Anderson, Counsel


	If to Olympic Resources Ltd.:

	525-999 West Hastings Street
	Vancouver, BS V6C 2W2
	Canada

	Attn: Daryl Pollock, President

Executed as of the date first above written to confirm the mutual understandings and agreements as set forth in this letter.

Whittier Energy Company, 		Olympic Resources Ltd.,
a Nevada corporation			a Wyoming corporation

By: 	/s/ Bryce Rhodes				By: 	/s/ Daryl Pollock
	Bryce Rhodes, Vice President				Daryl Pollock, President